A Premier Supplier of Aircraft Structures and Systems NYSE MKT: CVU Investor & Analyst Day Presentation November 24, 2014

Forward Looking Statements 2 This presentation contains forward - looking statements that involve risks and uncertainties . All statements, other than statements of historical fact, included in this presentation, including without limitation, statements regarding projections, future financing needs, and statements regarding future plans and objectives of the Company, are forward - looking statements . Words such as "believes," "expects," "anticipates," "intends," "plans," "estimates" and similar expressions are intended to identify forward - looking statements . These forward - looking statements are based upon the current expectations of management and certain assumptions that are subject to risks and uncertainties . Accordingly, there can be no assurance that such risks and uncertainties will not affect the accuracy of the forward - looking statements contained herein or that our actual results will not differ materially from the results anticipated in such forward - looking statements . Such factors include, but are not limited to, the following : the cyclicality of the aerospace market, the level of U . S . defense spending, production rates for commercial and military aircraft programs, competitive pricing pressures, start - up costs for new programs, technology and product development risks and uncertainties, product performance, increasing consolidation of customers and suppliers in the aerospace industry and costs resulting from changes to and compliance with applicable regulatory requirements . The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosed in the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10 - K filed on March 11 , 2014 and Quarterly Reports on Form 10 - Q filed on May 9 , 2014 , August 8 , 2014 and November 10 , 2014 , available at http : //www . sec . gov . This presentation includes adjusted revenue which is a non - GAAP financial measure as defined by Regulation G promulgated under the Securities Act of 1933 , as amended . A reconciliation of this non - GAAP financial measure to relevant GAAP financial measures can be found in Appendix I of this presentation . We caution readers not to place undue reliance on any forward - looking statements, which speak only as of the date hereof and for which the Company assumes no obligation to update or revise the forward - looking statements herein . CPI AERO is a registered trademark of CPI Aerostructures, Inc . All other trademarks referenced herein are the property of their respective owners .

Agenda

9:45am	OPENING REMARKS	
	Welcome Remarks and Agenda Overview	Eric Rosenfeld, Non-Executive Chairman of the Board Douglas McCrosson, President & Chief Executive Officer
10:00am	DEFENSE & COMMERCIAL AEROSPACE MARKET	
	Trends Creating Opportunities Across the Enterprise	Greg Hamilton, President Aviation Week and Aviation Market Leader for Penton Media
10:30am	VOICE OF THE CUSTOMER	
	E-2D Advanced Hawkeye	Video Presentation
10:45am	MANAGEMENT PRESENTATIONS	
	Strategic Overview	Douglas McCrosson, President & Chief Executive Officer
	Financial Overview	Vince Palazzolo, Chief Financial Officer
	Manufacturing Technology Roadmap	Clint Allnach, Director of Manufacturing Operations
12:15pm	LUNCH	
1:00pm	MANAGEMENT PRESENTATIONS	
	Program Updates and Forecast	Nazz Palmerini, Director of Program Management
	New Business Opportunities	Dan Brown, Director of Business Development
2:00pm	Q&A SESSION	

CPI AERO
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Opening Remarks Eric Rosenfeld Chairman of Board of Directors Eric S . Rosenfeld has been the non - executive chairman of our BoD since January 2005 and a director and chairman of our strategic planning committee since April 2003 . Mr . Rosenfeld has been the President and CEO of Crescendo Partners, L . P . , a New York based investment firm, since its formation in November 1998 . Prior to forming Crescendo Partners, he held the position of Managing Director at CIBC Oppenheimer and its predecessor company Oppenheimer & Co . , Inc . for 14 years . Mr . Rosenfeld currently serves as a director for several companies, including Cott Corporation (Lead Independent Director), the world's largest retailer - brand soft drink company, Absolute Software Corporation, a leader in firmware - embedded endpoint security and management for computers and ultraportable devices, Pangaea Logistics Solutions, a maritime logistics company and SAExploration Holdings, Inc . Mr . Rosenfeld has also served as a director for numerous companies, including Arpeggio Acquisition Corp . and Rhapsody Acquisition Corp . , both blank check corporations that later merged with Hill International and Primoris Services Corp . respectively, Sierra Systems Group Inc . , an information technology, management consulting and systems integration firm, Emergis Inc . , an electronic commerce company and Geac Computer Corp . Limited, a provider of business - critical software applications and systems . He has also been a board member at Hill International, a construction management firm, Matrikon Inc . , a company that provides industrial intelligence solutions, DALSA Corp . , a digital imaging and semiconductor firm and Spar Aerospace, a company that provides MRO services for aircraft and helicopters . Mr . Rosenfeld provides our board of directors with expertise in finance and financial markets and with experience derived from his service on the boards of other public and private companies . 4

Douglas McCrosson Chief Executive Officer Mr . McCrosson was named President and Chief Executive Officer of CPI Aero in March, 2014 . Mr . McCrosson joined the company in 2003 as Director of Business Development . During his tenure, he has held positions of increasing responsibility, including Vice President of Business Development and Senior Vice President of Operations, where he headed CPI Aero’s business development, engineering, procurement and manufacturing organizations . Subsequently, he was promoted to the position of Chief Operating Officer in January 2010 before becoming President and CEO . Prior to joining CPI Aero, Mr . McCrosson was Corporate Secretary and Vice President of Frisby Technologies, Inc . Earlier, he was employed by Frisby Aerospace, Inc . , now part of The Triumph Group, in various engineering and marketing positions . He started his career as a mechanical engineer at Grumman Corporation . Mr . McCrosson holds a Bachelor of Science degree in mechanical engineering from the State University of New York at Buffalo and a Master of Science degree in Management from NYU Polytechnic School of Engineering . 5 Opening Remarks

6 Aerospace & Defense Trends Creating Opportunities Across the Enterprise

Defense & Commercial Aerospace Market

Gregory Hamilton, President
Aviation Week and Aviation Market Leader for Penton Media



Gregory Hamilton is President of Aviation Week, a Penton Business. He is responsible for the overall strategy and direction for Aviation Week's network of digital, event, print and data/analytics services covering all aspects of aviation, aerospace and defense in 180 countries.

Hamilton has been with Aviation Week for 27 years at both Penton and McGraw-Hill and has held leadership positions in all facets of information and media, including editorial, business development, marketing services, communications and new product development.

Prior to this role, Hamilton served as Publisher, Strategic Media at Aviation Week, where he launched the group's events business and expanded it globally. He also launched Aviation Week's video and television services and expanded the group's portfolio across the civil and government aerospace and defense industries, having served as Publisher of Defense Technology International and ShowNews and Co-Publisher of local-language media, including International Aviation (China) and Air Transport Observer (Russia/CIS).

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8 Aerospace & Defense Aerospace & Defense: Trends Creating Opportunities Across the Enterprise • Five trends affecting A&D, economy in general • Global commercial air transport market – bubbles, cycles , and reality • Aviation Week outlook: challenges, opportunities for the supply chain

9 Voice of the Customer Video Presentation E - 2D Advanced Hawkeye

10 CPI Aero Strategic Overview Douglas McCrosson Chief Executive Officer Plan Execute Grow

Douglas McCrosson Chief Executive Officer Mr . McCrosson was named President and Chief Executive Officer of CPI Aero in March, 2014 . Mr . McCrosson joined the company in 2003 as Director of Business Development . During his tenure, he has held positions of increasing responsibility, including Vice President of Business Development and Senior Vice President of Operations, where he headed CPI Aero’s business development, engineering, procurement and manufacturing organizations . Subsequently, he was promoted to the position of Chief Operating Officer in January 2010 before becoming President and CEO . Prior to joining CPI Aero, Mr . McCrosson was Corporate Secretary and Vice President of Frisby Technologies, Inc . Earlier, he was employed by Frisby Aerospace, Inc . , now part of The Triumph Group, in various engineering and marketing positions . He started his career as a mechanical engineer at Grumman Corporation . Mr . McCrosson holds a Bachelor of Science degree in mechanical engineering from the State University of New York at Buffalo and a Master of Science degree in Management from NYU Polytechnic School of Engineering . 11 Opening Remarks

Our Mission, Vision and Values 12 Our Values are … C ustomer service: Create the best possible buying experience for our customers P ride: In our work, the quality of our products and in our company I ntegrity: Do the right thing at all times and in all circumstances A daptability: React efficiently and quickly to succeed in changing situations E mployee involvement: In the decisions that impact how we perform our jobs R espect: For each other, our customers and suppliers O wnership: Hold ourselves accountable for the success of the company Our Vision is… To be the most trusted manufacturer of aerostructure in our customers’ supply chains . Our Mission is… To exceed the expectations of our customers by manufacturing the highest quality aerospace structural products while providing a low risk, collaborative and completely satisfying customer experience . As a result, we will be able to grow our business with existing customers, earn the trust of new customers, generate sustainable cash flow, improve the lives of our employees and their families and increase the value of the corporation .

CPI Aero’s Unique Business Model Since inception: - Focused on assembly and integration - U se suppliers to manufacture 100% of components Provides a competitive advantage over vertically integrated competitors due to: • 30+ years of highly evolved assembly, supply chain and program management skills • We are NOT a parts manufacturer trying to move up the value - added chain Competence • We do not have our own production capacity to feed • We leverage component production capacity on a global basis to find the best combination of price, quality, and delivery for each type of component (composites, sheet metal, machined parts) Best Value • Our capacity is only limited by people and floor space • We can achieve superior organic growth without major investments in machinery and without the risk of future obsolescence (examples: metals vs. composites) Scalable 13

About CPI Aero: Products and Services

Manufacturer of aerospace structural assemblies and integrated systems for commercial and military markets

Aircraft structural assembly



Engine Inlets
Engine Cowl Doors
Wing Spar Assys
Fuselage Skin Panels

Aerospace Systems



Crew Seats
Fueling Systems
ISR Pod Systems

Value Added Services

- ✓ Program management
- ✓ Global supply chain management
- ✓ Manufacturing engineering
- ✓ Complex assembly
- ✓ System installation
- ✓ Subsystem integration and test

Kits & supply chain services



CPI AERO

Aircraft photos are for illustrative purposes only

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Product Portfolio

Aerostructures

Wings

Spirit G650
Cessna Citation X
HondaJet

Inlets / Nacelles

Embraer Phenom 300
HondaJet
Bell AH-1Z

MRO

H-60 Stabilators
Tow Hooks
CH-53H

Secondary Structures

Sikorsky H-60 Window Assy
Spirit CH-53K Step and Rack Assy

Kitting & SCM

Wings

NGC E-2/C-2 OWP

Secondary Structures

Sikorsky S-92 Kits

Aerosystems

Pods

UTAS DB-110
NGC ALMDS
NGC AN/ASQ-236

Special Products

Sikorsky H-60 Fuel Panels
NGC E-2D Seats







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CPI Aero’s Role Within Supply Chain CPI Aero is…. 16 Tier 3 Tier 1 Tier 2 OEM Components or detailed parts Manufacture subassemblies Manufacture aircraft sections Final assembly, finish and delivery Tier 1 to : Tier 2 to : Goal: Maintain and Expand our Tier 1 Status Prime to :

CPI Aero’s Business Strategy 17 Business Development Initiatives • Expand our capabilities and skills to provide technically superior, competitively priced solution for current and potential customers, focusing on high value, critical structures for wings, engine inlets, and nacelles • Further expand product/service offering: supply chain & program management, and design capabilities Expand Margins and Improve Efficiencies • Continue to make investments to increase output, improve quality, and lower production costs • Continue to improve operational excellence through implementation of advanced lean manufacturing practices and supply chain initiatives • Continue to develop global low cost sources of supply Continuously Strengthen our Financial Position • Pay down debt • Improve cash flow Invest in our People • Provide an intensive on - the - job training and mentoring program • Hire people with diverse skill sets able to respond quickly to rapid growth and expansion

Well Positioned for Growth 18 Military Programs • Well positioned on E - 2D and Black Hawk • Heritage in providing spares support for out - of - production aircraft is aligned with DOD modification and life extension programs • Military MRO capability is hedging against declining number of new aircraft • Pod based systems leading sector growth Commercial Programs • Historic airliner build rates expected to create demand for additional structural assembly capacity • CPI Aero has long - term business jet programs with strong order backlogs and accelerating build rates • Continued recovery in business jet market expected to drive demand for next generation business jets

Targets for Growth 19 Products / Programs Aircraft structural assembly • Tier 1 Business Jets • Boeing legacy spares • Outsource production • Tip to Tail II • Expand MRO to business jet Aerospace Systems • ISR Systems • Electronic racks Kits and supply chain services • E - 2D • Replicate for commercial market

2015 Focus Areas 20 EXECUTE • Maintain and grow Tier 1 status • Continuously improve delivery , quality and performance • Capture returns on initial automation GROW • Continued investment in automation and productivity • Replace retiring A - 10 program revenues with new long - term programs • Focus on organic growth • May consider acquisitions to gain scale, enter new markets EVOLVE • Deploy capital to drive shareholder returns • Expand global supply chain services • Continued improvement of design and manufacturing capabilities • Drive balance across segments and customers

Large Order Backlog Funded / Unfunded $141.4M $231.4M Funded Unfunded Unfunded backlog represents remaining potential value of long term agreements Defense / Commercial Consolidated Backlog at 9/30/2014 of $372.8 Million $213.0M $159.8M Military Aerospace Commercial 21 Record funded backlog of $ 141.4M

Long - Term Visibility - Contracts (as of 10/31/14) Firm, Funded Contracts Provide Long - Term Revenue Visibility and Operating Leverage NORTHROP GRUMMAN – for the ALMDS Pod NORTHROP GRUMMAN - $195M for the E - 2D and C - 2A aircraft SPIRIT - for the Gulfstream G650 business jet SIKORSKY - $ 17.5M for the S - 92® helicopter HONDA AIRCRAFT - $70M for the HondaJet business jet BELL HELICOPTER - $34M for the AH - 1Z ZULU attack helicopter UTC AEROSPACE SYSTEMS – for the DB - 110 ISR Pod EMBRAER - $50M for the Embraer Phenom 300 business jet SIKORSKY - $ 17.7M + $6.3M + $47.5 M for the UH - 60 BLACK HAWK CESSNA - $41M for the Cessna Citation X+ civilian jet 22 Potential aggregate value of approx. $372.8M Several long - term contracts in progress ‘08 ‘09 ’10 ’11 ’12 ’13 ‘14 ‘15 ‘16 ‘17 ‘18 ‘19 ‘20 ‘21 ‘22 ‘23 ‘24 ‘25

Revenue Breakdown * 68% 57% 61% 32% 43% 39% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2013 Revenue 2014 Revenue (E) 2015 Revenue (E) Military Aerospace Commercial $83.0M $83.5M - $85.0M* $92.0M - $102.0M Commercial • High single digit growth Military • Maintain strong revenue Existing Programs • > 85% of forecast comes from existing backlog 2015 * 2014 Revenue (E) is Adjusted. See reconciliation of non - GAAP financial measures to relevant GAAP financial measures in Appendix I. 23

Revenue Breakdown: By Segment 2015 Aerostructures • Flat Kitting & SCM • 30% growth Aerosystems • Doubling 24 * 2014 Revenue is Adjusted. See reconciliation of non - GAAP financial measures to relevant GAAP financial measures in Appendix I. 72% 65% 55% 17% 25% 28% 12% 9% 17% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2013 Revenue 2014 Revenue (E) 2015 Revenue (E) Aerostructure Kitting & SCM Aerosystem

Tier 1 78% Tier 2 21% Prime 1% 2014 Revenue (E) $83.5M - $85.0M Revenue Breakdown: Subcontractor Role Tier 1 82% Tier 2 16% Prime 2% 2015 Revenue (E) $92.0M - $102.0M 25 * 2014 Revenue is Adjusted. See reconciliation of non - GAAP financial measures to relevant GAAP financial measures in Appendix I.

Investment Thesis 26 Large and Diversified Backlog Backlog • Several long - term contracts provide long - term revenue visibility and operating leverage • Estimated to end year with more than $400 million in total backlog Expanding & Improving Capabilities Capabilities • A higher value - added enterprise capable of manufacturing complex aerospace systems and providing fully integrated supply chain management services Well Positioned in Two Large Markets with Vast Growth Opportunities in Commercial Aerospace Markets • Defense Market: budget spending remains above historical average • Commercial Market: is at start of prolonged up - cycle Significant Bids Pipeline for both the Defense and Commercial Markets Bids • Nearly 60% is targeted at the Tier 1 level • Approx. 48% is for high value proposals in in the commercial aerospace markets – both for business jets and large commercial airliners

Final Thoughts 27 75 Percent of 2015 ( E) revenue from long term contracts we WON as a result of our customer changing suppliers after the initial term 0 Number of long term contracts that were LOST to competitors after the initial term

28 CPI Aero Financial Overview Vincent Palazzolo Chief Financial Officer

29 Financial Overview Vincent Palazzolo Chief Financial Officer Mr . Palazzolo has been Chief Financial Officer of the Company since May 2004 . From 1988 to 2003 , Mr . Palazzolo was employed by Goldstein Golub Kessler LLP (“GGK”), where he was Audit Partner from 1999 to 2003 . In that role, he managed all aspects of the firm’s audit practice, including SEC reporting and compliance . Mr . Palazzolo also has extensive experience working with manufacturing and distribution companies, as well as corporate finance and mergers and acquisitions . Mr . Palazzolo holds a Bachelor of Business Administration in Accounting from Hofstra University, is a Certified Public Accountant, and a member of AICPA and NYSSCPA . In 2011 , Mr . Palazzolo was named the Long Island Chief Financial Officer of the Year by Long Island Business News . In 2013 , Mr . Palazzolo was named the IMA’s Financial Executive of the Year .

Financial Highlights Revenue $21.5 million vs. $20.7 million in Q3’13 EPS $0.20 vs. $0.23 in Q3’13 Revenue $19.6 million vs. $61.7 million in 9M’13 EPS $(3.18) vs. $0.64 in 9M’13 30 Booz Allen Q3’14 9 M’14

2015 Initiatives Strengthen Financial Position Invest in Automation & Robotics Continue to Generate Positive Cash Flow from Operations Further Reduce Overhead & SG&A Expenses • Continue to pay down debt and reduce interest expense • Investments to favorably impact operating efficiencies • Currently at historical low rates • $ 13M - $15 million expected from recovery of income tax related to A - 10 WRP 31

2015 Business Outlook 32 Highest Revenue in CPI Aero’s History Revenue $92.0M - $102.0M Gross Margin 19% - 21% Net Income $7.2M to $8.0M Cash Flow $13M - $15M from income tax benefit

2015 Business Outlook 33 Over 85% of top line forecast comes from existing programs currently in backlog Military/commercial split remains at approximately 60/40, skewed by expected A - 10 revenue Aerosystems and kitting/supply chain management services combine to account for nearly 70% of total military business, compared to 40% in 2013

Investments 34 Capital • Cash flow from operations • Refund / tax credit related to the expected termination of the A - 10 WRP • $35 M Revolving Credit Facility (expandable to $50M) • $4.5 M Term Loan Investments • Facility improvements • Cap - Ex • New programs • Marketing

35 CPI Aero Manufacturing Technology Roadmap Clint Allnach Director, Manufacturing Operations

36 Manufacturing Technology Roadmap Clint Allnach Director, Manufacturing Operations Mr . Allnach joined CPI Aero in 2008 as Senior Program Engineer . In 2011 he became Manager of Engineering, and most recently, Mr . Allnach was named Director of Manufacturing Operations . In this newly created position and departmental organization within CPI Aero, Mr . Allnach is responsible for directing and planning the activities of the Engineering, Manufacturing, and Tooling departments . Mr . Allnach has 27 years experience in aerospace manufacturing, and has previously held positions at GKN Aerospace (formerly Stellex - Monitor Aerospace) and Northrop Grumman . He has completed collaborative design and build work on many major OEM programs, such as 757 , 767 , 777 , 787 , F - 18 C/D, F - 18 E/F, Saab Gripen , F - 15 , C - 17 and JSF . Mr . Allnach holds a Bachelor of Engineering in Mechanical Engineering from State University of New York at Stony Brook .

CPI Aero Today 37 Erica Chart 6 years: dynamic revenue growth was mirrored by manufacturing head count and utilized floor space growth

Our Plan for Technology Implementation As CPI Aero to continue its transition from … ▪ Tabletop structures to larger, more significant and complex aerostructures ▪ Purely defense to commercial work …… technology upgrade becomes vital to our future Our Goal is to…. 1. Support continued revenue growth while decoupling that from associated headcount and utilized floor space growth . 2. Make customers comfortable with the idea that CPI Aero is the right solution for complex, larger, aerostructures , by creating a manufacturing environment that looks technologically familiar to our Customers. 38

Scalability Our Approach . 39 Forecasts & guidance do NOT include contributions from technology based performance improvements Technology Implementation Approach To use proven, mature technologies that minimize risk. Identify a proven technology that can be initially brought in as a complimentary capability to existing activity. Optimize use of technology solution and strengthen infrastructure to maximize benefit of it. KEY Build cultural acceptance and ownership within workforce. KEY Make technology fully effective and easily scalable from a given point forward. NO MOONSHOTS! CPI will not consider make or break technologies or innovations. Technology is an opportunity to improve our Operating Margins Effectiveness Risk

Case Study VMI






33
45
31

VMI today covers:
All shop supplies, all cutting tools, and consumable fasteners in mature workcells

One Technology success that is representative of the CPI Aero approach is Vendor Managed Inventory (VMI).

VMI is a *Lean Technology*, which required ERP software adjustments, technological and physical infrastructure changes, and operational changes.

Begun in 2012 in one work-cell for hardware only.

Today, CPI Aero's process for VMI is solidified, easily deployed to new work-cells, and fully scalable in terms of scope.

Results:

Annualized Savings of ~2.6M

From reduction in material cost, labor efficiencies and task reductions

CPI AERO

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Case Study VMI 41 Labor Savings People Other $ Total $ Procurement Mfg Mgmt Mfg Kitting Quality Material Direct .5 5.5 $672K $1.5M Indirect .5 2.8 1.5 2 $80K $1.1M Total 1 2.8 5.5 1.5 2 $752K $2.6M VMI savings of $2.6 M Annually

Automated Drilling & Riveting 42 OEM Installation Overview: Machine driven head, drills, applies sealant and installs a fastener in one pass while structure is under high compression. Wide range of available machinery, from the small, simple, semi - automatic and flexible to the very large, fully automatic, high cost and dedicated task. Market research completed Product selected R OI studies completed PO placed in June ’14 CPI Aero 1 st Unit Delivery date: November 2014 2 nd Unit Option currently open Delivery Status

Automated Drilling & Riveting 43 M - Riveter Video here Overview: Machine can be inserted into several mature workcells . Deployment is flexible. This is not a dedicated machine. Embraer Inlet Sub - assy. Utilizing this technology reduced cycle time from 11.84 to 4.33 hours. Yields ROI in 13 months. Case Study Scheduled for Production Insertion in Jan’15 after a period of test usage, optimization, support infrastructure development . Timing Build culture of working with technology Culture More machines of this type, or acquisition of larger, more capable machines. Scalability

Automated Drilling, and/or Drilling and Riveting Automated Metallic Sanding/Polishing Automated Paint/Finish Application Robotics 44 Overview: Develop Automated Robotic Solutions to replace manufacturing tasks currently performed by manual labor. Today at CPI we have opportunities for (3) specific solutions : Market research 90% completed (3) preferred Robotics suppliers identified Proposal parameters defined Awaiting proposal submittals by end of 2014 CPI Aero - Completed ROI and financial analysis Notional deployment of a Robotic solution 1Q16 Companies and proposed solutions already in service with major aerospace OEM’s CPI Aero - To follow

Robotics - Drilling 45 • Leverage established End Arm tools for drilling and potentially drilling/riveting • Concept is to create a Robotic Drilling cell to support several product lines . • Promises reduced cycle times, better quality, higher utilization Add cell stations or additional robots to cell structure As an aerostructures assembly house, drilling and fastener installation represents the overwhelming majority of our labor hours CPI Aero Deliverable Targeted Solution Scalability

Robotics & Automation for Sanding / Polishing 46 • Concept is to create a Robotic Sanding and Polishing cell to support several product lines. • Promises reduced cycle times, better quality , higher utilization, improved EHS conditions CPI Aero Targeted Solutions • Approx . 400 square foot polishing center • Demand in polishing area is growing, due to G650, Phenom 300 & HondaJet • Leverage established End Arm tools for sanding and polishing Add cell stations or additional robots to cell structure Scalability

Robotics & Automation for Painting / Finishing 47 CPI has three paint booths for applying primer and finish coatings to final assemblies : o 80 square foot o 310 square foot paint booth o 840 square foot state - of - the - art , computer controlled paint booth with automatic paint cure cycle CPI Aero Targeted Solutions • Demand in Finishing area is growing • Introduce most efficient and flexible robotic painting solution and infrastructure • Concept is to employ a gantry mounted Robotic Painting system within our large paint booth • When stowed still allows full use of booth for non - automated ops • Promises reduced cycle times, better quality, higher utilization (potential lights out 3 rd shift )

3D Scanning Systems for Inspection & Reverse Engineering 48 Overview: Much faster then manual point/probe portable CMM’s Non - contact optical metrology technology, such as 3D scanners, quickly scan the entire object in an accurate and dense point cloud. The digital 3D blue print of the object’s geometry is then compared to a digital dataset and a 3D inspection color map is generating with the colors indicating in or out of tolerance conditions. Market research completed 3 - 4 products selected 1 on - site demo scheduled Others being scheduled through year - end CPI Aero Targeted Solutions

3D Scanning For Inspection & Reverse Engineering 49 • Customers are requiring even more comprehensive inspection and reporting • The Machines CPI Aero has identified are all in use and/or approved by major Aerospace OEM’s • Potential to reduce CMM inspection time and report generation by as much as 75% • Offers inspection capability but also reverse engineering capabilities

3D Printing for Jigs & Fixtures 50 Overview: Utilize 3D printing capability to produce jig and fixture components from durable Polycarbonate, as opposed to traditional metallic or composite fabrication techniques. Not as direct an impact on touch labor, but improves efficiencies by supporting rapid prototyping for lean events, immediate tool repair to prevent line disruption, etc. This is the future... Goal: Make it part of CPI Aero’s culture, capability and environment now! Market research completed Product defined and selected Formal Quotations received ROI and financial analysis in process CPI Aero …to Floor D eployment in 5.5 hrs Real Example: f rom Tool Design model…

Business Analytics Software - Lean Workplace 51 Overview: Utilizing the vast array of data within your ERP, and supporting systems, create focused, real time metrics and reporting. Software selected and limited licenses acquired Manufacturing dashboard developed and in beta test Non - digital Visual Display Board configured and deployed in shop, reflects future digital display format CPI Aero Replace conventional boards with flat screen digital real time displays. Estimated completion time: 4Q15 Additional Steps

Ongoing Efforts & Other Possibilities 52 Continuously evaluating and adopting different cutting tools. Recently we are focusing on the latest composite cutting tool technologies and products. Cutting Tools Introduction of an RFID tracking and control system for all shop floor equipment RFID Tracking System A precision boring mill for installation of larger diameter and/or critical structural Precision Boring Mill

ROM Timeline 53 Span times from a Notional PO placement to Implementation, with ROM pricing 0 1 2 3 4 5 6 Mini Riveter 1 Mini Riveter 2 Robotic Drilling Robotic Polishing Robotic Painting 3D scanning for Inspection 3D Printing for Tooling Bus Analytics/Lean Workplace Series 3 Series 2 Series 1 1Q16 4Q15 3Q15 2Q15 4Q14 650K 800K 1.2M 1Q15 2Q16 300K – In process 300K 120K 160K 200K

Summary 54 Pursuing many near term opportunities for technology insertion to support future revenue growth Pursuing technology solutions that open up and expand marketing and business opportunities to our customers Technology Implementation Approach designed to minimize risk and maximize results Technology driven improvements expand existing margins on mature programs, & support sustainable cost effective performance in the future

55 CPI Aero Video Presentation Our Facility

56 CPI Aero Program Update & Forecast Nazzareno Palmerini Director, Program Management

57 Program Updates and Forecast Nazzareno Palmerini Director, Program Management Mr . Palmerini was hired in 2013 as Director of Program Management . Prior to joining CPI Aero, Mr . Palmerini spent 30 successful years at GKN Aerospace, where he held various sales, marketing and program management positions, including Director of Business Development and Program Management and Director of Sales and Marketing . Mr . Palmerini holds a Bachelor of Science in Finance from Long Island University .

Program Management 2014 Milestones

Customer	Milestones
NORTHROP GRUMMAN DEFINING THE FUTURE	o Extended E2/C2 OWP Kits requirements through 2019 o Concluded an order for additional 10 s/s of E2D seats
Sikorsky A United Technologies Company	o Fuel Panel contract finalized and delivered with CPI procured components o Achieved full rate deliveries on Gunner Doors o Reached Overhaul and Repair production rate on Stabilators
UTC Aerospace Systems	o Delivered the first DB110 Pod structure o Completed the first CPI Aero design responsibility package
Bell Helicopter A Textron Company	o Achieved cowl assembly steady rate delivery and are now in negotiation for follow on multi year contract
SPIRIT AEROSYSTEMS	o Increased G650 delivery rates - meeting increased demand
EMBRAER	o Ramped up delivery of the Phenom 300 program from 2 s/s to 9+ s/s per month
Cessna A Textron Company	o Transitioned Citation X+ from a start up project to rate production o Received customer accolades for transitioning a legacy program flawlessly, which has led to new opportunities

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Programs (as of 10/31/14): Military Aerospace

Northrop Grumman – Defining the Future	Sikorsky – A United Technologies Company	Bell Helicopter – A Textron Company	UTC Aerospace Systems	Boeing
E-2D Advanced Hawkeye & C-2A Greyhound	**UH-60 BLACK HAWK helicopter**	**AH-1Z ZULU Helicopter**	**Military aircraft**	**A-10 Thunderbolt Wing**
$195M program	**$84.3M contracts**	**$34M potential**	**$10.7M contract**	
Structural kits for the wing	HIRSS module and Gunner Doors assemblies Manufacture fuel panels	Various assemblies	Large structural assemblies Authority to design modifications to the structure	Leading edges, wing tips, trailing edges, main landing gear pods












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Current Military Program: Northrop Grumman Corp E - 2D/C - 2A 60 Program Info: • Outer Wing Panel • Seats - Pilot, Co - Pilot, (3) Operator OWP: 18 complete shipsets delivered to date • (10) shipsets in WIP to be delivered through 2015 • NTE for (10) shipsets through 2016

Current Military Program: Sikorsky UH - 60 61 HIRSS module Attaches to the rear of the engines Program Info: • HIRSS module • Gunner doors • Outboard Stabilator • Fuel panels Fuel Panel Located inside the Fuel Cell by forward engine Gunner Doors Located for Machine Gunner Double Doors on both sides of aircraft Outboard Stabilator LTA for Overhaul and Repair of Outboard Stabilators for Seahawk

Current Military Program: Bell AH - 1Z Support and Cowl Assemblies Program Info: • Panel assembly • A filler • A set of inlets • Support assemblies 62 Panel Filler

Current Military Program: UTC 63 Program Info: • Contracted for design and build of 10 ship sets of DB - 110 pod structures • CPI Aero has design authority DB - 110 pod structure These images do not contain data subject to ITAR or EAR restrictions.

Current Military Program:
Boeing A-10

BOEING






3D RENDERING OF CPI ASSEMBLIES SUPPLIED TO BOEING/AIR FORCE
(Consists of 23% of the entire wing – estimate)

Program Info:
- CPI assembles the entire forward section of the wing, along with wingtips, ailerons and trailing edges.



Wingtips



Forward leading edges



Main landing gear pods



Landing gear doors



Ailerons



Wing to fuselage fillets



Trailing edge panels

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Programs (as of 10/31/14): Commercial

Spirit AeroSystems	HondaJet	Embraer	Sikorsky (A United Technologies Company)	Cessna (A Textron Company)
Gulfstream G650 Business Jet	**HondaJet© Business Jet** $70M potential value	**Embraer Phenom 300 business jets** $50M potential value	**S-92 Civil Helicopter** $28.8M contract	**Cessna Citation X Civilian Jet** $23M potential value
Wing leading edge assemblies Contract extended through 2019	Engine inlet and flap and vane assemblies	Engine inlet assemblies	Structural assembly kits, search and rescue door provision & completion kits, trailing edge and seat fitting kits	11 structural assemblies












CPI AERO
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Current Commercial Program: Spirit – Gulfstream G650 Program Info: • Wing Leading Edge Assemblies • Ship set consists of 28 Assemblies Contract extended thru 2019 66

Current Commercial Program: HondaJet 67 Program Info: • Flaps/Vanes & Engine Inlet Delivered F4 test flight P11 production units in WIP Flaps/Vanes Engine Inlet

Current Commercial Program: Embraer Phenom 300 68 Program Info: • Engine inlet assemblies for Phenom 300 • Ship set consists of one left hand and one right hand unit Engine Inlet

Current Commercial Program: Sikorsky S - 92 69 Bond Kits Emergency Exit Door ½ Door Assembly Multiple Kits Including Cover, Provision, Installation Kits Program Info: • Bond Kits • Emergency Exit Door • Half - Door Assembly • Multiple Kits

Current Commercial Program: Cessna Citation X 70 Program Info: Wing spar Assemblies Approx. 12 ship sets per year

71 CPI Aero New Business Opportunities Daniel Brown Director, Business Development

72 New Business Opportunities Daniel Brown Director, Business Development Mr . Brown joined CPI Aero in 2010 as Manager of Business Development . In 2013 , he was appointed Director of Business Development . Mr . Brown has had a successful career in business development, serving in various management roles for several companies in the United Kingdom, such as Cobham Group, BMT Reliability Consultants, Qualmark Corporation, and Dalkia Utilities Services . Additionally, Mr . Brown served as a Captain in the British Army where he provided engineering support to the Army . Mr . Brown holds a Bachelor of Engineering from Leeds University .

Overview Marketplace analysis CPI Aero resources Sales Pipeline 2014 - 2016 business development strategy and marketing activities Customer Strategies: Commercial Aviation, Business Jet Sector, Military Market Conclusions 1 2 3 4 5 6 73

Market Place Analysis Aerospace is still in growth cycle, dominated by commercial sector Rate increases on large commercial aircraft Heavily focused on low cost procurement On - shoring/near - shoring present new opportunities for CPI Aero Analysis 74

Company Resources External Resources Business Development Resources • VP Business Development • Director • Proposal Manager • Sales Engineer • Project Engineer • Estimator • Marketing and Communications Assistant • Consultant (Former VP Sales) 75 • Two 3 rd party sales organizations − Wichita, KS focused on BizJet customers and Spirit Aerosystems − Montreal (new since last year), focused on Bombardier and Canadian Tier Ones • Consultants − Former Government Contracting Officer − Former Senior VP of NGC Constantly evaluating other former senior industry consultants TEAM MEMBERS

Bid Pipeline (9/30/14) 76 Military / Commercial by Tier 38% 62% Military Prime Tier 1 56% 44% Commercial Tier 1 Tier 2

Bid Pipeline (9/30/14) 77 By Position Within Supply Chain 20% 59% 21% Prime Tier 1 Tier 2

Commercial Platforms Military Platforms Bid Pipeline: Military & Commercial (9/30/14) 78 • F - 35 • ALMDS • TacSAR • T - 38 • AH - 1Z • C - 5 • UH - 60 • G650 • C - Series • 787 • Boeing Legacy spares

Business Development Strategy 2014 - 16 79 Focus on: Prospecting Strategy: • Developing new opportunities with new customers • Developing new product / service offerings • Military – Tier 1 • Military – Prime • Large Commercial: Tier 2 • Regional/Business Aircraft: Tier 1

Marketing Overview (1 - 3 year outlook) 80 Tier 1s Integrated Aerospace Systems US Defense MRO & aftermarket support Higher level of integration for existing programs Based on our previous contracts, our growth areas are:

Leveraging client relationships - Case Study A small initial contract resulted in LTAs worth approximately $100 million Sep 2006 Sep 2006 June 2007 Dec 2010 Feb 2011 Aug 2012 Dec 2012 July 2013 Future Awarded 1 st contract <$25.000 LTA for S - 92 kits $4.1M LTA for S - 92 kits $17.5M Opportunities - Combat - Rescue Helicopter - Presidential - Turkish Utility Helicopter - JMR MRO LTA for the Black Hawk $6.3M Sikorsky: 2006 to 2014 $47.5M LTA for the Black Hawk fuel panels $4.4M 1st HIRRS contract $2.1M LTA for gunner windows $17.7 M MY8 LTA for gunner windows 81

Large Commercial OEM Sourcing Strategy (1) OEM System Integrators ….. Increased supplier responsibilities Platform assembly Large scale integration Value added parts and assemblies Raw materials • Many direct supplies • No real role for “integrators” • Build to print for parts and sub - assemblies • Fewer, but still many direct supplies • Limited role for “integrators” • Fewer large partners sharing the risk, strategy and opportunities • Extensive integrator role • Global Extended enterprise • Each tier has more opportunity OEM Make – to – print parts and assembly 82 CPI cvu Past Today New Model (1) – See notes / Appendix 1

Opportunity: Large Aerostructures 83 Boeing (2, 3) • Rate on 737 (including MAX) at 42; increasing to 47/month; then 52/month by 2018 • 787 increasing from 10 to 14/month Spirit Aerosystems • Exploring several opportunities outside current statement of work, in both military and commercial end markets • CPI Aero is in process of obtaining Spirit approvals across all programs, not just G650 Airbus (4, 5) • A320 at 42 per month to 46 in 2016 • A350 with 750 orders, due for delivery to first customer • A330 NEO in development North American Tier 1’s • Opportunities now coming out from Airbus Canadian subsidiaries (2, 3, 4, 5) – See notes / Appendix 1

Opportunity: Large Aerostructures 84 Bombardier (6, 7) • C Series entry into service in 2 nd half 2015 • Global 7000/8000 to be certified in 2016 and 2017 North American - based Tier 1 • In discussion for subassembly on C - Series • If successful, program will enable CPI Aero to obtain Bombardier approval Embraer (8) • E - Jet launched 2013 • Major structures on contract with Tier 1’s North American Tier 1’s • Leverage existing relationships with Triumph Group to get bid opportunities (6, 7, 8) – See notes / Appendix 1

Cessna • Pursuing some major opportunities on new programs (Longitude, Scorpion, etc.) Embraer • Building on success of Phenom 300 to leverage opportunities on Legacy 450/500 Gulfstream • Pursuing other assembly work as Tier 2 through Spirit Biz Jet Customer Strategies 85

Military Customer Strategies Northrop Grumman • E - 2D program continues to grow, E/A - 18 opportunities as rates drop • Opportunities for ISR Pod sales as they are marketed overseas Lockheed Martin • Have bid on two F - 35 assemblies, exploring others • F - 16 upgrades and mods, FMS Spirit Aerosystems • Successful delivery on CH - 53K is expected to lead to further assembly work as program moves to FRP 86

Military Customer Strategies Textron • Bell • Cessna Scorpion UTC • ISR Pod structure with integrated systems U.S. DoD • Successful delivery on CH - 53K is expected to lead to further opportunities as program moves to FRP • Pacer Classic • F - 16 SLEP • Trainer 87

Conclusions 88 Large Commercial In commercial market as OEMs ramp up and expand their supply base Business Jet Industry recovery and new offerings expected to create new, high value - added assembly opportunities Defense Structure Well positioned for either prime contractor or Tier 1 Defense Systems Trends support growth in ISR platforms and in supply chain services Significant Opportunities

89 CPI Aero Q & A Participants Management Investors Analysts

Contact us CPI Aerostructures Vincent Palazzolo, CFO (631) 586 - 5200 www.cpiaero.com Investor Relations Lena Cati (212) 836 - 9611 www.theequitygroup.com lcati@equityny.com 90

Appendix I Appendix I Non - GAAP Reconciliations 91

Appendix I Adjusted Revenue is arrived at by eliminating the affect of the change in estimate on the Company's A - 10 Program with Boeing, and is not derived in accordance with generally accepted accounting principles (“GAAP”) . CPI Aero is using the Adjusted Revenue in evaluating its 2014 financial performance . CPI Aero considers the Adjusted Revenue important to evaluate its 2014 financial performance on a consistent basis across various periods . Due to the significance of the non - cash and non - recurring change in estimate in the quarter ended June 30 , 2014 , the Adjusted Revenue enables the Company's Board of Directors and management to monitor and evaluate the business on a consistent basis . CPI Aero will use the Adjusted Revenue as a measure, among others, to analyze and evaluate financial and strategic planning decisions regarding future operating decisions and investments . The presentation of the Adjusted Revenue should not be construed as an inference that CPI Aero's future results will be unaffected by unusual or non - recurring items or by non - cash items, such as changes in estimates . The Adjusted Revenue should be considered in addition to, rather than as a substitute for, revenue computed in accordance with GAAP . 92

Appendix 1 93 Estimated Revenue Range - GAAP $38,800,000 $40,300,000 Adjustment $44,700,000 $44,700,000 Estimated Revenue Range - Adjusted $83,500,000 $85,000,000 Estimated for the Year Ending December 31, 2014

Notes (1) Airbus - EADS procurement strategy presentation to Ontario Aerospace Council , David Williams, November 2012 (2) " Boeing to Increase 737 Production Rate to 52 per Month in 2018." Boeing., October 2, 2014 (3) " Boeing's Key Mission: Cut Dreamliner Cost". Jon Ostrower , Wall Street Journal . P. B1, June 10, 2014 (4) Press Release "Airbus to raise A320 family production to 46 a month by Q2 2016 " Airbus.com, 26 February 2014 (5) A350 - 800, - 900, - 1000 orders: Airbus.com as at October 2014 (6) Bombardier Commercial Aircraft CEO Mike Arcamone , "Bombardier Plans to Get CSeries Back on Track" AIN Online, July 14, 2014 (7) " Bombardier begins Production of Global 7000 Test Aircraft" Aviation Week, May 16 , 2014 (8) " Embraer launches next E - Jets to strong demand", Reuters, Jun 17, 2013 94